Exhibit 10.27

Sterling Apparel Limited

18-19/F, Win Plaza, 9 Sheung Hei Street,

San Po Kong, Kowloon, Hong Kong

November 18, 2022

JP Outfitters, LLC

5435 Creek Road

Cincinnati, OH 45242

Re: Agreement of Financial Support

Dear Madam/Sir:

We are providing this letter in connection with the consolidated financial statements of JP Outfitters, LLC and Subsidiary (the “Company”) as of and for the year ended December 31, 2021. Sterling Apparel Limited (“Sterling”) is the primary supplier of inventories sold by the Company and has extended working capital loans to the Company.

As of September 30, 2022, the Company owed Sterling approximately $10.3 million. Further, Sterling will also provide an additional $5 million worth of inventories within twelve months from the date the financial statements are issued. Sterling will not enforce its right to collect from the Company any trade payable for inventories supplied and the working capital loans extended until the earlier of January 1, 2024 or when the Company receives its initial public offering proceeds. We also confirm that there will be no disruption to the supply of inventories ordered by the Company.

By:	/s/ Wong Mei Wai Alice
Name:	Wong Mei Wai Alice
Title:	Chief Executive Officer
Sterling Apparel Limited

By:	/s/ Sam Chung
Name:	Sam Chung
Title:	Chief Financial Officer
Sterling Apparel Limited

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Managing Director
JP Outfitters, LLC

Sterling Apparel Limited letterhead

November 18, 2022

JP Outfitters, LLC

5435 Creek Road

Cincinnati, OH 45242

Re: Agreement of Financial Support

Dear Madam/Sir:

We are providing this letter in connection with the consolidated financial statements of JP Outfitters, LLC and Subsidiary (the “Company”) as of and for the year ended December 31, 2021. Sterling Apparel Limited (“Sterling”) is the primary supplier of inventories sold by the Company and has extended working capital loans to the Company.

As of September 30, 2022, the Company owed Sterling approximately $10.3 million. Further, Sterling will also provide an additional $5 million worth of inventories within twelve months from the date the financial statements are issued. Sterling will not enforce its right to collect from the Company any trade payable for inventories supplied and the working capital loans extended until the earlier of January 1, 2024 or when the Company receives its initial public offering proceeds. We also confirm that there will be no disruption to the supply of inventories ordered by the Company.

By:	/s/Wong Mei Wai Alice
Name:	Wong Mei Wai Alice
Title:	Chief Executive Officer
Sterling Apparel Limited

By:	/s/ Sam Chung
Name:	Sam Chung
Title:	Chief Financial Officer
Sterling Apparel Limited

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Managing Director
JP Outfitters, LLC